================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 20, 2003

                             ----------------------

                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                     0-10068                  76-0566682
(State or other jurisdiction    (Commission File          (I.R.S. Employer
     of incorporation)               Number)             Identification No.)

                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)


================================================================================

ITEM  5.  OTHER  EVENTS.

     On February 20, 2003, ICO, Inc. issued a press release announcing that the Dividend Committee of the Company's Board of Directors determined not to declare any dividend on its depositary shares, each representing 1/4 of a share of $6.75 convertible exchangeable preferred stock, for the quarter ending on March 31, 2003. A copy of the press release is attached to this Current Report as Exhibit 99.1.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits

          Exhibit                  Description

          99.1                     Press  Release  dated  February  20,  2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICO, INC.

Date:     February 20, 2003

                                   By:  /s/ Jon C. Biro
                                   ------------------
                                   Name:  Jon C. Biro
                                   Title: Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

99.1       Press  Release  dated  February  20,  2003.